Filed with the Securities and Exchange Commission on February 18, 2003

                                       1933 Act Registration File No.   33-20158
                                                      1940 Act File No. 811-5469

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

         Pre-Effective Amendment No.                                  [ ]
                                    ----

         Post-Effective Amendment No. 24                              [X]
                                     ----

                                             and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

         Amendment No. 24                                             [X]
                      ----


                                  WEXFORD TRUST
               (Exact Name of Registrant as Specified in Charter)



                         3000 Stonewood Drive, Suite 310
                             Wexford, PA 15090-8388
               (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                        (724) 935-5520 or (800) 860-3863

                              Ronald H. Muhlenkamp
                         3000 Stonewood Drive, Suite 310
                             Wexford, PA 15090-8388
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.


It is proposed that this filing will become effective

          [ ]   immediately upon filing pursuant to paragraph (b)

          [X]   on March 1, 2003  pursuant to paragraph (b)

          [ ]   60 days after filing pursuant to paragraph (a)(1)

          [ ]   on ____________ pursuant to paragraph (a)(1)

          [ ]   75 days after filing pursuant to paragraph (a)(2)

          [ ]   on ___________________ pursuant to paragraph (a)(2) of Rule 485.



If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





[LOGO]Muhlenkamp Fund

Intelligent Investment Management

P R O S P E C T U S


March 1, 2003



Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com
Web Site: www.muhlenkamp.com

INVESTMENT OBJECTIVE:

Maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.


As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these securities, or pass upon the accuracy or adequacy of the content of this prospectus. Any representation to the contrary is a criminal offense.


Table of Contents

FUND BASICS...................................................................2
PAST PERFORMANCE..............................................................3
FUND EXPENSES.................................................................4
MANAGEMENT....................................................................5
SHAREHOLDER INFORMATION.......................................................6
SHAREHOLDER SERVICES AND COMMUNICATIONS......................................11
DISTRIBUTIONS AND TAXES......................................................11
FINANCIAL HIGHLIGHTS.........................................................12
FOR MORE INFORMATION.........................................................14


FUND BASICS

INVESTMENT OBJECTIVE
The investment objective of the Muhlenkamp Fund (the "Fund") is to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

PRINCIPAL STRATEGIES

To pursue its goal, the Fund principally invests in a diversified list of common stocks. The Fund invests primarily in companies determined by the Fund's adviser to be highly profitable, yet undervalued. The adviser looks for those companies it believes to have above average profitability, as measured by corporate return on equity (ROE), that sell at below average prices as measured by price to earnings ratios (P/E). Company size, based on market capitalization, is of little importance to the adviser.

The Fund does not subscribe to the philosophy that stocks can be acquired and held forever; however, the adviser purchases stocks for the Fund that it intends to hold at least three to five years. While short-term swings in the marketplace are not ignored, they are subordinate to the quest for long-term values.

The Fund will sell a stock when the adviser believes the company's intrinsic value has been fully realized by the market, earnings disappoint, growth prospects dim due to changing market or economic conditions, or the company falls short of the adviser's expectations.

The Fund may purchase fixed-income or debt securities from time to time as substitutes for stocks when the Fund's adviser determines that market conditions warrant their purchase.

Under adverse market conditions the Fund may take temporary defensive measures such as holding cash reserves without limit. In taking such measures, the Fund may not achieve its investment objective.


The Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held. Over the Fund's lifetime, the average portfolio turnover has been less than 30% per year.

PRINCIPAL RISKS
Historically common stocks have outperformed other types of investments; however, stock prices will fluctuate in the short-term. Like any investment, an investment in the Fund is subject to risk. The value of your investment can go up or down. This means that you could lose money.

Stock Market Risks

Stocks are selected by the adviser based upon what the adviser believes to be their potential for long-term growth; however, there can be no assurance that the objective will be met. The Fund is subject to risks that affect common stocks in general, such as economic conditions and adverse changes (generally increases) in interest rates. Investments in value stocks are subject to the risk that the market may never realize their value, or their prices may go down. Short-term volatility often accompanies a long-term approach to investing. These and other factors could adversely affect your investment.


Bond Market Risks
The Fund's investment in bonds may be subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

For your information
An investment in this Fund is not a bank deposit. It is not FDIC insured or government endorsed. It should be considered a "long-term" investment, an investment for a period of three or more years.


PAST PERFORMANCE

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, three, five, and ten calendar years compared with those of a broad-based securities market index. All presentations below assume reinvestment of dividends and distributions. Keep in mind that the Fund's past performance, before and after taxes, does not indicate how it will perform in the future.


                            Year-to-Year Total Return
                             (as of 12/31 each year)
[CHART]
1993:  18.10%
1994:  -7.20%
1995:  32.96%
1996:  29.96%
1997:  33.28%
1998:   3.22%
1999:  11.40%
2000:  25.30%
2001:   9.33%
2002: -19.92%


During the 10-year period shown in the bar chart, the highest return for a quarter was 24.41% (quarter ending 12/31/01) and the lowest return for a quarter was -21.53% (quarter ending 09/30/02).



                          AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/2002                        One Year     Past        Past        Past
Muhlenkamp Fund                                     3 Years     5 Years    10 Years

------------------------------------------------------------------------------------


Return Before Taxes                     -19.92%       3.14%      4.76%     12.29%

Return After Taxes on Distributions*    -19.92%       2.80%      4.45%     11.93%

Return After Taxes on Distributions     -12.23%       2.54%      3.87%     10.50%
and Sale of Fund Shares*

S&P 500 Index**                         -22.09%     -14.53%     -0.58%      9.33%

------------------------------------------------------------------------------------

* After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than other 1-Year return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.


FUND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below and example that follows. In the table you will see the fees and expenses you would incur if you bought and held shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of the Fund assets, so their effect is included in the Fund's share price.


SHAREHOLDER FEES*
(expenses that are deducted from your account)
Sales Charge (Load) Imposed on Purchases                                   NONE
Sales Charge (Load) Imposed on Reinvested Dividends                        NONE
Deferred Sales Charge (Load)                                               NONE
Redemption Fees                                                            NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                                            1.00%
Distribution (12b-1) Fees                                                  NONE
Other Expenses**                                                           0.18%
                                                                           -----
Total Annual Fund Operating Expenses                                       1.18%
                                                                           =====

* Investors may be charged an annual account maintenance fee if their account falls below the established minimums. Investors may be charged a fee by their broker if they effect transactions through a broker or agent. There are certain annual charges and other fees associated with retirement accounts offered by the Fund.
** These expenses include custodian, transfer agency and other customary Fund expenses. These expenses, however, do not include annual account maintenance fees that are used to lower Fund expenses. Including such fees, the Fund's actual other operating expenses and total annual Fund operating expenses for the fiscal year ended December 31, 2002 would be 0.17% and 1.17%, respectively.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year         3 Years        5 Years       10 Years
             ------         -------        -------       --------
              $120            $375          $649          $1,432


MANAGEMENT

The investment adviser for the Fund is Muhlenkamp & Co., Inc., 3000 Stonewood Drive, Suite 310, Wexford, Pennsylvania, 15090-8317, a Pennsylvania corporation principally owned by Ronald H. Muhlenkamp. The adviser receives a fee from the Fund equal to 1% per annum of the average daily market value of its net assets. Under terms of the advisory agreement, total annual Fund operating expenses cannot under any circumstances exceed 2% of the Fund's net assets. Should actual expenses incurred ever exceed the 2% limitation, such excess expenses shall be paid by the adviser.

Muhlenkamp & Co., Inc. and its principal, Ronald H. Muhlenkamp, has served as portfolio manager and/or investment adviser to corporations, individuals, pension and profit-sharing plans and endowment funds since 1978. Mr. Muhlenkamp has been active since 1968 in the field of investment research and/or portfolio management, both privately and as an officer in charge of management of corporate monies. As of the date of this Prospectus, Muhlenkamp & Co., Inc. is under contract to provide investment management and advice to individual and institutional clients, in addition to the Fund. The adviser is registered with the SEC under the Investment Advisers Act of 1940.

Mr. Muhlenkamp holds an engineering degree from The Massachusetts Institute of Technology, an MBA from The Harvard Business School, and he has earned the Financial Analyst Federation's designation as a Chartered Financial Analyst. Ron Muhlenkamp's long-term investment assets and the entire Muhlenkamp & Company pension plan are invested in the Muhlenkamp Fund.


SHAREHOLDER INFORMATION
Pricing Policy

You pay no sales charges of any kind to invest in this Fund. Your price for Fund shares is the Fund's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time) every day the New York Stock Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The Fund's investments are valued based on market price, or when market quotations are not readily available, upon fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees.


Purchasing Shares
You may open an account with an initial investment of $1,500. If you choose to participate in the Automatic Investment Program (AIP), the minimum initial investment is $200. The AIP requires a minimum investment of $50 per month automatically deducted from your checking or savings account.

Once your account has been opened, you may make additional investments to your account, subject to a $50 minimum. Subsequent investments can be made by check, wire transfer, Electronic Funds Transfer (EFT), or AIP. All investments must be made in U.S. dollars. Cash and third party checks will not be accepted.

The Fund's transfer agent will charge a fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds or due to a stop payment.


In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at (800) 860-3863 if you need additional assistance when completing your application.


Selling Shares
You may sell all or some of your shares, by mail or telephone, on any day that the Fund is open for business. Your shares will be sold at the next calculated NAV after the Fund's transfer agent accepts your order. You will generally receive the proceeds within a week. You may receive your payment by check, wire transfer, or EFT (if previously enrolled in this program). The Fund reserves the right to delay sending out redemption proceeds for up to seven calendar days.

Individual Retirement Accounts (IRAs)
The Fund offers IRAs to any employed individual and his or her spouse. These include Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE-IRAs, and Spousal IRAs. Existing IRAs may be transferred or rolled over to a Muhlenkamp Fund IRA. Assets held in a previous employer's qualified retirement plan may also be rolled over into a Muhlenkamp Fund IRA. The forms and disclosures needed before investing IRA money in Fund shares may be obtained by calling the Fund at (800) 860-3863.

Systematic Withdrawals

Shareholders with accounts that have an account value of at least $5,000 may direct that the Fund make a systematic periodic withdrawal of any amount to any designated payee. To take advantage of this service, you must make your request in writing, and provide the signature(s) of the account owner(s) exactly as the account is registered. Requested withdrawals require that shares be redeemed each period to raise money to make the payments. These redemptions may be a taxable event for you. You may receive your periodic withdrawal by check or EFT, if enrolled in this program.


Telephone Requests
The Fund will automatically establish a telephone redemption option on your account, unless you instruct otherwise on your application, or in writing. The Fund will not be responsible for any account losses due to telephone fraud, as long as the Fund has taken reasonable steps to verify the redemption order. The Fund may require, for example, that you provide your account number, name and address exactly as registered on the account, and the primary Social Security or Employer Identification Number as registered on the account.

To purchase shares via telephone, you must first enroll in the EFT program. Upon receiving a telephone purchase request, the Fund will electronically transfer the assets from your bank account.

A Note on Unusual Circumstances: The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, the Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission ("SEC"). If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

Minimum Account Balance
By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or be enrolled in the Automatic Investment Program. Accounts that do no not meet one of these three criterions will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

OPENING AN ACCOUNT
Decide  how  you  will  open  your  account:   by  mail/overnight   delivery  or
telephone/wire. Initial investment must be at least $1,500. The minimum is $200 for those accounts participating in the Automatic Investment Plan (AIP).

       By Mail/Overnight Delivery.                       By Telephone/Wire.

BY MAIL:  Complete  application and            Call the Transfer  Agent at (800) 860-3863
send it, along with a check made               to set up your account and to receive an
payable to Muhlenkamp Fund, to:                account number.

          Muhlenkamp Fund                      Complete  and mail  application  with new
c/o U.S. Bancorp Fund Services, LLC            account number to:
           P.O. Box 701
     Milwaukee, WI 53201-0701
                                                         Muhlenkamp Fund
                                               c/o U.S. Bancorp Fund Services, LLC
                                                          P.O. Box 701
                                                    Milwaukee, WI 53201-0701
               OR


OVERNIGHT:  Complete  application              Provide your bank with funds and with the
and send it, along with acheck made            following information:
payable to Muhlenkamp Fund, to:

          Muhlenkamp Fund                         U.S. Bank, National Association
c/o U.S. Bancorp Fund Services, LLC                       ABA #042000013
     615 East Michigan Street                   For credit to account #112-952-137
           Milwaukee, WI                       For further credit to shareholder account
               53202                                           number
                                                             Your Name
                                                           Muhlenkamp Fund
                                                      Attn: Mutual Fund Services


ADDITIONAL INVESTMENTS
All additional purchases are subject to a $50 minimum.

  By Mail/Overnight               By Telephone/Electronic            By Automatic Investment
     Delivery.                        Funds Transfer                       Program (AIP).
                                      (EFT) or Wire.

BY  MAIL: Send  check         You may add to an account             The Automatic Investment
made payable to Muhlenkamp    by calling  the Fund at               Program requires purchases
Fund, along with              (800) 860-3863.                       of at least $50 monthly. Fill
                                                                    out the application, designating
                                                                    the automatic investment
                                                                    option and provide your bank
                                                                    information.
     Your Name
   Account Number
        to:

  Muhlenkamp Fund c/o         BY EFT:  Investments can
   U.S. Bancorp Fund          be automatically transferred
     Services, LLC            from your bank  account,  if
     P.O. Box 701             you've previously enrolled in
     Milwaukee, WI            the EFT Program.
      53201-0701


         OR                              OR                         The Fund automatically deducts
                                                                    payments from your bank account
                                                                    on a regular basis.

OVERNIGHT: Same as above,     BY WIRE:  Provide  your bank
but  use the street           with funds and the following
address:                      information:

  Muhlenkamp Fund c/o         U.S. Bank, National Association
   U.S. Bancorp Fund                 ABA #042000013
     Services, LLC
615 East Michigan Street      For credit to account #112-952-137
   Milwaukee, WI 53202         For further credit to shareholder
                                       account number
Investment slips are                     Your Name
provided with your                    Muhlenkamp Fund
statement. Make sure to           Attn: Mutual Fund Services
write your account
number on your check.


SELLING SHARES

How would you like to redeem your shares?

  By Mail/Overnight                    By Telephone.                  By Systematic Withdrawal.
      Delivery.

BY MAIL: Write to the Fund    You may redeem shares by calling      If your account has an account
in care of the transfer       the the Fund at (800) 860-3863.       value of at least $5,000, you
agent. Include the names      Proceeds  will be mailed to the       may direct the Fund to pay
of all account holders,       address of record that has been       systematic periodic withdrawals
account numbers, social       used for the account for at least     Proceeds will be sent by check
security or Tax ID Numbers,   15 days and made payable to the       each period.
and signature of all          registered shareholder.
account holders. Proceeds
will be mailed to the
address of record that has
been used for the account
for at least 15  days and
made payable to the
registered shareholder.



  Muhlenkamp Fund c/o                        OR                                    OR
   U.S. Bancorp Fund
     Services, LLC
     P.O. Box 701
     Milwaukee, WI
       53201-0701             Proceeds can be electronically        Proceeds of your systematic
                              transferred to your bank account      withdrawals can be electronically
                              if you have previously enrolled       transferred to your bank account
                              in the EFT program.                   by enrolling in the Electronic
                                                                    Funds Transfer (EFT) program.







          OR                                 OR

OVERNIGHT: Same as  above,    Proceeds can be sent by Federal
but use the street            Wire to  your  bank  account  if
address:                      you  have previously enrolled for
                              the Federal Wire  options.
                              ($15.00  charge  for each wire
                              transfer).
  Muhlenkamp Fund c/o
   U.S. Bancorp Fund
     Services, LLC
  615 East Michigan Street
    Milwaukee, WI 53202


SHAREHOLDER SERVICES AND COMMUNICATIONS
Customer Service (800) 860-3863
Call this number to perform certain account transactions (change your address, purchase/sell shares, etc.), obtain account information and request Fund literature. Representatives are available during the day to receive orders and answer questions regarding your account and the Muhlenkamp Fund in general.

Automated Telephone Service (800) 860-3863

The Fund's automated telephone system offers 24-hour access to account information, including balances and last transactions. The daily NAV per share of the Fund is also posted on the system each business day by 6 p.m. Eastern Time. To obtain specific account information, the system will prompt you to establish a Personal Identification Number (PIN) during your initial call. You will be prompted to enter your PIN number for all subsequent calls.


Statements
Each time there is activity in your account, i.e., a purchase or sale, the Fund will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

Financial Reports
Shareholders receive Semi-Annual and Annual Reports detailing the Fund's portfolio holdings and financial statements, as of June 30, and December 31, respectively, of each year. In an effort to keep Fund expenses to a minimum, the Fund will mail only one report per household. If your household has numerous account holders and you would like a report for each, please contact customer service at (800) 860-3863.

Quarterly Newsletter

Shareholders receive a copy of the Muhlenkamp Memorandum each quarter. This newsletter provides commentary on the previous quarter and explains the adviser's outlook for the future. Other issues relating to the adviser's investment philosophy are also discussed.


Website www.muhlenkamp.com
The  Fund's  prospectus,   applications,   financial  reports,   current  market
commentary and back-issues of the Muhlenkamp Memorandum are available.


DISTRIBUTIONS AND TAXES
The Fund pays dividends annually to shareholders, generally in December, from net investment income and any net capital gains that it has realized during the year. For your convenience, dividends and capital gains are automatically reinvested in the Fund, unless you instruct the Fund otherwise. Please refer to the Financial Highlights section of this Prospectus for a history of the dividend distribution. Please note that the Fund has paid only five capital gain distributions in its history, totaling $3.51 per share, making it very tax efficient.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state income tax. The distributions are taxable when they are paid, whether you take them in cash or participate in the dividend reinvestment program. Each January, the Fund mails you a form indicating the federal tax status of your dividend and capital gain distributions.


All shareholders must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions. Please see the statement of additional information and your own tax adviser for further information.


The Taxpayer Relief Act of 1997

This Act made certain changes to federal capital gains tax rates. Under the law, taxpayers in all brackets will have an advantage when it comes to capital gains tax rates. The Fund will provide information relating to the portion of any Fund distribution that is eligible for the reduced capital gains tax rate.



FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's most recent annual report which is available upon request.




SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31, 1998-2002

                                              2002         2001          2000         1999        1998
                                           ----------------------------------------------------------------

NET ASSET VALUE, Beginning of Year           $53.55       $48.98        $41.11       $37.65      $36.55

Income from Investment Operations:

  Net investment income (loss)               (0.06)(1)    (0.11)(1)     (0.08)(1)    (0.11)(2)     0.08(2)



  Net realized and unrealized gains          (10.60)        4.68         10.28         4.37        1.10
  on investments
                                          -----------------------------------------------------------------

    Total from investment operations         (10.66)        4.57         10.20         4.26        1.18

Less Distributions:
  From net investment income (loss)            -            -             -            -         (0.08)
  From net realized gains                      -            -           (2.33)       (0.80)        -
                                          -----------------------------------------------------------------
    Total distributions                        -             -          (2.33)       (0.80)      (0.08)
                                          -----------------------------------------------------------------

NET ASSET VALUE, End of Period               $42.89       $53.55        $48.98       $41.11      $37.65

                                          =================================================================

Total Return                                 (19.92%)      9.33%         25.30%       11.40%       3.22%

Net Assets, End of Period (in thousands)    $599,687     $540,416      $267,386     $178,599    $194,962

Ratio of Operating Expenses to Average        1.17%        1.17%         1.28%        1.35%        1.32%
Net Assets(3)

Ratio of Net Investment Income (Loss)        (0.10%)      (0.14)%       (0.20)%      (0.26)%       0.21%
to Average Net Assets

Portfolio Turnover Rate                      11.17%       10.52%        32.04%       14.52%      27.03%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3) The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, were 1.18%, 1.21%, 1.36%, 1.38%, and 1.36%, respectively.


How to Read Financial Highlights

The Fund began fiscal 2002 with a net asset value (share price) of $53.55. In 2002 the Fund lost $0.06 per share from investment income (interest & dividends). There was a decrease of $10.60 in the value of investments held or sold by the Fund resulting in a net decrease of $10.66 from investment operations. There was no income distribution or capital gain distribution. This produced a total return of -19.92% for the Fund for the fiscal year and resulted in a share price of $42.89 at the end of the year.

As of December 31, 2002 the Fund had approximately $600 million in net assets. For the year, its net expense ratio was 1.17% ($11.70 per $1,000.00 in net assets). Net investment loss amounted to 0.10% of the Fund's average net assets. The Fund sold and replaced securities valued at 11.17% of its average long-term portfolio value.



FOR MORE INFORMATION
You can find more information about the Muhlenkamp Fund in the following documents:

Annual/Semi-Annual Report

These reports include a list of the Fund's investments and financial statements, and also contain a statement from the investment adviser discussing market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI dated March 1, 2003 contains more detailed information on all aspects of the Fund and is incorporated by reference into this Prospectus.


To obtain this and other information on the Muhlenkamp Fund free of charge, or to make shareholder inquiries, please contact us:

Phone: (800) 860-3863
E-mail: FUND@MUHLENKAMP.COM
Website: www.muhlenkamp.com

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Investment Company File No. 81l-5469

Muhlenkamp Fund Symbol: MUHLX
Muhlenkamp Fund CUSIP Number: 962096103





                       STATEMENT OF ADDITIONAL INFORMATION
                                       for
                                 MUHLENKAMP FUND
                          A Series of the Wexford Trust







                                  March 1, 2003





MUHLENKAMP FUND (the "Fund"), a series of the Wexford Trust, is an open-end diversified investment management company organized as a business trust.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated March 1, 2003, a copy of which may be obtained without charge from the Fund by writing its corporate offices at 3000 Stonewood Drive, Suite 310, Wexford, PA 15090-8317 or calling (800) 860-3863.

The Fund's audited financial statements, accompanying notes and report of the independent accountants for the fiscal year ended December 31, 2002, are incorporated by reference from the Fund's 2002 Annual Report. Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 860-3863.



                                Table of Contents

Fund History...................................................................3
Investment Objective and Policies..............................................3
Fundamental Investment Restrictions............................................6
Non-Fundamental Investment Restrictions........................................8
History and Background of Investment Adviser...................................8
Distributor...................................................................10
Management of the Fund........................................................10
Control Persons and Principal Holders of Securities...........................13
Management Ownership..........................................................13
Investment Advisory Board.....................................................13
Brokerage Allocations.........................................................14
Code of Ethics................................................................14
Anti-Money Laundering Program.................................................15
Net Asset Value Calculation...................................................15
Purchase of Shares............................................................16
Redemption of Shares..........................................................18
Federal Income Tax Status.....................................................18
Capital Structure.............................................................19
Performance Data..............................................................19
Financial Information.........................................................23
Other Service Providers.......................................................23
Appendix......................................................................25



Custodian:                        Investment Adviser:                    Transfer Agent:
U.S. Bank, National Association   Muhlenkamp & Co., Inc.                 MUHLENKAMP FUND
425 Walnut St.                    3000 Stonewood Drive, Suite 310        c/o U.S. Bancorp Fund Services, LLC
Cincinnati, OH 45201              Wexford, PA 15090-8317                 P.O. Box 701
                                  (877) 935-5520                         Milwaukee, WI 53201-0701
                                  e-mail: FUND@MUHLENKAMP.COM            (800) 860-3863



                                  Fund History

The Fund is the only series of the Wexford Trust (the "Trust"), which was organized as a Massachusetts Business Trust on September 21, 1987. The Trust is an open-end investment management company established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 6, 1988 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund operates as a diversified fund. This means that with respect to 75% of its assets, the Fund will not invest more than 5% in any single issuer.


Fund capital consists of an unlimited number of shares of beneficial interest having a par value of $.001 each. When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. All shares are of the same class, and each full share has one vote. Fractional shares are issued to three decimal places, but do not carry voting rights. As a trust, there is no requirement to hold annual shareholder meetings. However, it is intended that special meetings, which may be called upon the request of the owners of 10% of shares outstanding, will be held as needed or required when and as duly called. Approval of a majority of the shares outstanding must first be obtained before changing fundamental policies, to amend the contract with its investment adviser, to terminate the Fund, or to change any other items on which shareholders are granted such rights by law or under provisions of its Trust Agreement. Two-thirds of the Trustees must have been voted into office by shareholders even though Trustees may fill vacancies without a shareholder vote. The Fund offers its own shares exclusively.


                        Investment Objective and Policies


The Fund seeks to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. To pursue this goal, the Fund principally invests in a diversified list of common stocks, unless the stock market environment has risen to a point where the adviser to the Fund, Muhlenkamp & Co., Inc., ("MCI"), can no longer find equity securities that, in its judgment, it has determined to be undervalued. During such periods, the Fund will invest in fixed income or debt investments until such time as more attractive common stocks can be found for purchase.


MCI believes that the success of a stock is dependent upon, and invariably a reflection of, the quality of a company's management. Therefore, MCI spends time assessing management's ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While MCI feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by MCI are purely subjective in nature. There can be no assurance that MCI will be successful in achieving its investment objectives for the Fund.

It is MCI's belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if MCI, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock's current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short-term fluctuations in its net asset value per share.

Consistent with MCI's objective of seeking to maximize total returns for Fund shareholders, MCI from time to time may also choose to invest some or all of the Fund's assets in investment grade fixed income or debt investments. Such investments will be purchased and held during periods when MCI is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed income investment restrictions is contained in the Appendix of this Statement of Additional Information ("SAI")).

Additionally, under adverse market conditions, the Fund may take temporary defensive measures such as holding cash reserves, U.S. treasury securities, or money market instruments without limit. In taking such measures, the Fund may not achieve its investment objective. The investment objective of the Fund cannot be changed without a vote of the shareholders.


MCI recognizes that while the Fund remains small in size (approximately $600 million in total assets at current market as of the date of this SAI), MCI may have greater flexibility in achieving the Fund's objective of maximizing total returns. As the Fund grows in size, it may become more difficult for MCI to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever, in its collective wisdom, it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund shareholders to do so. It should be clear to investors that MCI believes income is important in maximizing total returns. MCI is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes (For details, see "Federal Income Tax Status" in this SAI). Fund shareholders should understand that when MCI makes investment decisions, such tax considerations are secondary to its objective of attempting to maximize total returns. This policy is partly based upon a belief by MCI that such taxes and tax rates have little or no bearing on an individual company's attractiveness as an investment. It is also founded on MCI's belief that tax rates in general are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.


Options

The Fund may purchase and write (i.e., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the Fund's return. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or securities in the index subject to the option at a specified price (the exercise or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the strike price of the option during the period that the option is open.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) designates as collateral, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedge investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call will be exercised and the Fund will be obligated to sell the security at less than its market value.

The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index.

At this time the Fund does not intend to invest (i.e., purchase & sell call and put options) more than 5% of its net assets in options.

Risks of Hedging and Return Enhancement Strategies

Participating in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options include (1) imperfect correlation between the price of the option and movement in the price of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time;
(4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.


The Fund will generally purchase options on an exchange only if it appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter or "OTC" options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option transaction. The inability to close option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option.


Foreign Securities

Although the Fund typically does not invest in foreign securities, it may do so if MCI deems it appropriate and consistent with the investment objective. Foreign securities include equity securities of non-U.S. companies and corporate and government fixed income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts.

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.

                       Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its By-Laws and in accordance with requirements under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund will not:

[A] Invest in the purchase and sale of real estate;

[B] Invest in futures, commodities or in commodity contracts, restricted securities, mortgages, oil, gas, mineral or other exploration or development programs;

[C] Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing;

[D] Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Fund's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company;

[E] Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor;

[F] Invest or deal in securities that do not have quoted markets;

[G] Neither alone nor with all other series funds of the Wexford Trust, own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. Government or Government Agency securities;

[H] Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. Government securities;

[I] Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods;

[J] Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company;

[K] Sell securities short;

[L] Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter nor invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933 for sale to the general public. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.); or

[M] Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [D] above, the Fund utilizes computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short-term cash balances in shares of other registered investment companies, better known as "money market funds". The primary investment objective of the money market funds is safety of principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. Government and Agency issues. The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Fund's assets.

                     Non-Fundamental Investment Restrictions

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Trustees without shareholder approval. Accordingly, the Fund may not:

[A] Invest in Real Estate Limited Partnerships;


[B] Invest in warrants in excess of 5% of the Fund's net assets; no more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;


[C] Hold more than 15% of net assets in illiquid securities; or


[D] Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to the market" daily, and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders' fees), voting rights, dividend rights, shareholder approval and disclosure. Such lending of portfolio securities must also be within the limitations approved by the Securities and Exchange Commission ("SEC").

                  History and Background of Investment Adviser

The investment adviser to the Fund is Muhlenkamp & Co., Inc., ("MCI") pursuant to an investment advisory agreement dated July 6, 1988. MCI is a Pennsylvania corporation practicing as an investment adviser. MCI is registered under the Investment Advisers Act of 1940 with the SEC. MCI is substantially owned by Mr. Ronald H. Muhlenkamp, its principal officer, who is also the principal officer and a trustee of the Fund. MCI was incorporated October 1, 1981, succeeding a sole proprietorship of the same name which has been offering investment advisory services under the direction and control of Mr. Muhlenkamp since 1977. MCI's principal activity is to provide investment advisory and consulting services under contract to individuals, trusts, pension, profit-sharing, IRA and KEOGH retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Ronald H. Muhlenkamp, MCI's principal investment professional, has been employed or active as an investment adviser doing investment research or managing investment portfolios since 1970. In addition to the above duties, he holds responsibilities as President and Director of MCI, and is the principal in charge of all its investment management and research activities. Mr. Muhlenkamp received a degree in engineering from the Massachusetts Institute of Technology and a Masters of Business Administration degree from The Harvard Business School. In addition, Mr. Muhlenkamp is a Chartered Financial Analyst in the Financial Analyst Federation.


Prior to his forming MCI, Mr. Muhlenkamp served two years with Berkley Dean & Co., NYC, before spending five years as a portfolio analyst with Integon Corporation, where he assumed responsibility for management of its pension account. While employed at Integon, Mr. Muhlenkamp had the opportunity to extensively study major investment management practices and philosophies of the past 30 years. In 1975, Mr. Muhlenkamp joined C. S. McKee and Company where he was responsible for over 70 investment portfolios. In 1977, Mr. Muhlenkamp left
C. S. McKee and Company to form MCI. He is a member of the Economics Club of Pittsburgh.


It is the intention of Mr. Muhlenkamp, when advising the Fund, to follow an approach that is similar to the one he follows in managing individual portfolios, and which has been described herein and in the Fund Prospectus.


However, relative to individually managed accounts, the Fund will have more freedom to sell stocks when they reach price targets, regardless of tax implications. This is so because investment portfolios for individuals tend to be more constrained by tax considerations than the Fund intends to be. As a result, turnover for regulated investment company portfolios, on average, is higher than for individual portfolios.


MCI will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated with the Fund or with MCI, who has authority to make such direction. Any investments directed to be made in Fund shares will be excluded from managed account assets for fee purposes. Furthermore, MCI, its officers, directors and affiliated persons, will refrain from expressing any opinion concerning the Fund to any other person or persons over whose assets MCI has investment advisory responsibilities and for which services it receives compensation. MCI, as investment adviser to the Fund, renders such services under a contract that provides for payment to MCI of a fee, calculated daily and paid monthly, at the rate of 1% per annum of the Fund's assets. This rate is consistent with that being charged by MCI to manage its other client accounts, but is higher than the fee charged by most other investment companies. During the fiscal years ended December 31, 2000, 2001, and 2002 the Fund incurred the following amounts of fees payable to MCI pursuant to the advisory contract:



     ---------------------------------------------------------------------
                           Investment Advisory Fees
                   (incurred for fiscal years ended 12/31)
     ---------------------------------------------------------------------
              2000                    2001                   2002
              ----                    ----                   ----
           $2,094,161              $4,189,324             $6,216,930
     ----------------------- ----------------------- ---------------------



The advisory contract between MCI and the Fund is subject to approval annually by the Fund's Board of Trustees, including a majority of the disinterested Trustees, and is terminable upon 30 days written notice, one party to the other. The continuance of the advisory contract for an additional one-year term was approved by the Board of Trustees, including a majority of the disinterested Trustees, at a meeting held in person on February 13, 2003. When approving the investment advisory contract, the Trustees, including the disinterested Trustees, considered a number of factors, including: (1) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by MCI; (2) the rate of the investment advisory fees payable to MCI and a comparison of the fees paid by comparable funds; (3) the compensation (in addition to the investment advisory fees) and other benefits received by MCI and its affiliates; (4) MCI's costs in providing the services; (5) economies of scale realized by MCI; (6) the operating expenses of the Fund; and (7) the policies and practices of MCI with respect to portfolio transactions for the Fund.

All employees of the investment adviser who perform duties for the Fund shall remain employees of MCI, which shall bear all employment costs of such staff. If MCI ceases to operate for any reason or assigns the contract, such contract is automatically terminated.


                                  Distributor


On May 30, 2001, Quasar Distributors, LLC, (the "Distributor") 615 E. Michigan Street, Milwaukee, Wisconsin 53202, was approved to start serving as distributor for the Fund on June 19, 2001. The Distribution Agreement is effective for an initial term of two years and shall continue automatically in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund. The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.


                             Management of the Fund

As a Massachusetts Business Trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the trustees and officers of the Trust are as follows:


Independent Trustees
-------------------------- ----------- ----------- ----------------------------- --------------- ------------------
                                       Term of
                                       Office                                    # of
                                       and                                       Portfolios in
                           Position(s) Length of                                 Fund Complex    Other
                           Held with   Time        Principal Occupation During   Overseen by     Directorships
Name, Address and Age      the Trust   Served      Past Five Years               Trustee         Held by Trustee
-------------------------- ----------- ----------- ----------------------------- --------------- ------------------
Alfred E. Kraft                        Served as   An independent management
202 Fan Hollow Rd          Trustee     Trustee     consultant from 1986 to             1         None
Uniontown, PA 15401                    from 1998   present.
Age: 65                                to present
-------------------------- ----------- ----------- ----------------------------- --------------- ------------------
Terrence McElligott                    Served as   President of West Penn
4103 Penn Ave              Trustee     Trustee     Brush & Supply, Inc., a             1         None
Pittsburgh, PA 15224                   from 1998   wholesale industrial brush
Age: 55                                to present  sales company, from 1979 to
                                                   present.
-------------------------- ----------- ----------- ----------------------------- --------------- ------------------
Interested Trustees and Officers
-------------------------- ----------- ----------- ----------------------------- --------------- ---------------------
Ronald H. Muhlenkamp*      President,  Served as   President and Director of
Muhlenkamp & Company, Inc. Trustee     President   Muhlenkamp & Company, Inc.,         1         None
3000 Stonewood Drive,                  and         investment adviser to the
Suite 310                              Trustee     Fund, from 1987 to present.
Wexford, PA 15090                      from 1987
Age: 59                                to present
-------------------------- ----------- ----------- ----------------------------- --------------- ---------------------
James S. Head              Vice        Served as   Executive Vice President of
Muhlenkamp & Company, Inc. President,  Vice        Muhlenkamp & Company, Inc.,         1         None
3000 Stonewood Drive,      Treasurer   President   investment adviser to the
Suite 310                              and         Fund, from 1999 to present;
Wexford, PA 15090                      Treasurer   Branch Manager,
Age: 57                                from 1999   Parker/Hunter Inc., a
                                       to present  securities brokerage firm
                                                   from 1995 to 1999.
-------------------------- ----------- ----------- ----------------------------- --------------- ---------------------
John H. Kunkle, III        Vice        Served as   Portfolio analyst with
Muhlenkamp & Company, Inc. President   Vice        Muhlenkamp & Company, Inc.,         1         None
3000 Stonewood Drive,                  President   investment adviser to the
Suite 310                              from 1999   Fund, from 1992 to present.
Wexford, PA  15090                     to present
Age: 40
-------------------------- ----------- ----------- ----------------------------- --------------- ---------------------
Jean Leister               Secretary   Served as   Administrative assistant
Muhlenkamp & Company, Inc.             Secretary   with Muhlenkamp & Co.,              1         None
3000 Stonewood Drive,                  from 1992   Inc., investment adviser to
Suite 310                              to present  the Fund, from 1987 to
Wexford, PA  15090                                 present.
Age: 55
-------------------------- ----------- ----------- ----------------------------- --------------- ---------------------

* This trustee is deemed to be an "interested person" of the Trust as defined by the 1940 Act. Mr. Muhlenkamp is the President of the Fund's investment adviser.


Board Committees

The Board of Trustees has a standing Audit Committee consisting of Alfred E. Kraft and Terrence McElligott, each of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the full Board as to the selection of the independent auditors. The Audit Committee met once during the Fund's prior fiscal year.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when price is not readily available. The Valuation Committee has not yet had reason to meet. Mr. Kunkle and Mr. Muhlenkamp comprise the Valuation Committee.


Board Interest in the Fund



         As of December 31, 2002 the Trustees own the following amounts in the
Fund:
---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                       Aggregate Dollar Range of
                                                Dollar Range of Equity Securities     Equity Securities in all
                                                          in the Fund              Registered Investment Companies
                                                  ($1-$10,000, 10,001-$50,000,      Overseen by Trustee in Family
Name of Trustee                                 $50,001-$100,000, Over $100,00)        of Investment Companies
---------------------------------------------- ----------------------------------- ---------------------------------
Alfred E. Kraft, Independent Trustee                     Over $100,000                      Over $100,000

Terrence McElligott, Independent Trustee                 Over $100,000                      Over $100,000

Ronald H. Muhlenkamp, President and Interested           Over $100,000                      Over $100,000
Trustee



Trustee Interest in Investment Advisor, Distributor or Affiliates

Neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, own securities beneficially or of record in MCI -- the Investment Adviser, the Distributor or any affiliate of MCI or the Distributor. Accordingly, neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Investment Adviser, the Distributor or any of their affiliates.


Trustee  Interest  in  Any  Material   Transactions  with  Investment   Adviser,
Distributor or Affiliates


During the two most recently completed calendar years (i.e., since January 1, 2001), neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Investment Adviser, the Distributor or any affiliate of the Investment Adviser or Distributor were a party.


Compensation

For the fiscal year ended December 31, 2002, the Trust's standard method of compensating trustees is to pay each trustee who is not an interested person of the Trust an annual retainer of $1,000 and an additional $500 for each in-person meeting of the Board of Trustees attended. The table below sets forth the compensation paid by the Trust to each of the current Trustees of the Trust during the fiscal year ended December 31, 2002.


---------------------------- ------------- -------------------- ---------------- -------------------
                                           Pension or                            Total
                                           Retirement Benefits                   Compensation From
                             Aggregate     Accrued As Part of   Estimated Annual Fund and Fund
                             Compensation  Fund Expenses        Benefits Upon    Complex* Paid to
Name of Person, Position     from Fund                          Retirement       Trustees
---------------------------- ------------- -------------------- ---------------- -------------------
Ronald H. Muhlenkamp,                0               0                   0               0
Trustee & President**
Alfred E. Kraft,                  $2,500             0                   0             $2,500
Trustee
Terrence McElligott, Trustee      $2,500             0                   0             $2,500

---------------------------- ------------- -------------------- ---------------- -------------------

* The "Fund Complex" includes only the Fund.

** This Trustee is deemed to be an "interested person" of the Trust as defined by the 1940 Act.


               Control Persons and Principal Holders of Securities


Control persons are persons deemed to control the Fund because they directly or indirectly own beneficially over 25% of the outstanding voting securities. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities. As of February 3, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Fund:



-------------------------------- ---------- --------------- -------------------

Name and Address                  Shares       % Ownership  Type of Ownership
-------------------------------- ---------- --------------- -------------------
Charles Schwab & Company, Inc.
Attn: Mutual Funds               4,201,014        30.41%         Record
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services
One World Financial Center       2,309,323        16.72%         Record
200 Liberty St., Floor 5
New York, NY 10281-1003
-------------------------------- ---------- --------------- -------------------



                              Management Ownership


As of February 3, 2003, all trustees and officers of the Trust as a group owned approximately 131,577.63 shares or 0.95% of the Fund's outstanding shares.


                           Investment Advisory Board


Although the Fund currently has no Advisory Board, the By-laws of the Fund and each future series of the Trust permit the President of the Fund, with the approval of the Board of Trustees, to appoint up to 15 individuals to assist the President and the Trustees to define and set overall investment strategies in an attempt to reach the Fund's investment objectives as stated. Members of this Advisory Board will either be individuals of prominence or persons who, in the judgment of the President of the Fund, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Fund itself and such members shall serve at the pleasure of the President. They would have no direct, active contact with the Fund, no knowledge of its daily operations, nor would they be considered control or access persons. They possess only advisory responsibilities that will be sought by the President, the Trustees and by MCI from time to time as they alone deem necessary or desirable.


It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board may attend and address some or all of the meetings of shareholders, as arranged. Each Advisory Board member will be available to the President of each fund and to MCI from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance.


In the opinion of the Adviser the combined experience and insight of Advisory Board members tends to support the Fund's objectives and is expected to prove useful to the Investment Adviser to the Fund.


                              Brokerage Allocations


It is the Fund's policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and MCI shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or MCI from allocating transactions to firms whose brokerage charges may include the cost of providing investment research, or other legally permitted services which the Fund and MCI deem to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its shareholders, all factors considered. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 2000, 2001, and 2002 were as follows:


  ----------------------------------------------------------------------------
                          Brokerage Commissions Paid
                     (for fiscal years ended December 31)
  ----------------------------------------------------------------------------
            2000                      2001                     2002
            ----                      ----                     ----
          $263,821                  $440,277                 $386,322
  -------------------------- ------------------------ -----------------------


                                 Code of Ethics

The Trust and the Investment Adviser have adopted a Code of Ethics (the "Code") that governs the conduct of employees of the Trust and the investment adviser who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Code requires pre-clearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the investment adviser; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Code are subject to review by the Trustees and could result in severe penalties.


                          Anti-Money Laundering Program


The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT ACT"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper-anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                           Net Asset Value Calculation


Shares are sold on a continual basis at the offering price. The net asset value (the "NAV") per share is computed by dividing the aggregate market value of the Fund's assets daily, less its liabilities, by the number of Fund shares outstanding. Portfolio securities are valued and NAV per share is determined as of the close of business on the New York Stock Exchange (the "NYSE"), which is currently 4:00 p.m. (EST), on each day the NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current NAV per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays. In addition, the most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Furthermore, the NYSE may close on days not included in such announcement.

An example of how the Fund calculated its total offering price per share as of December 31, 2002 is as follows:

                        Net Assets
                -----------------------------  =       Net Asset Value per share
                    Shares Outstanding

                       $599,687,484
                -----------------------------  =                $42.89
                        13,982,197


Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter and other traded fixed income or debt securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed income or debt securities may be valued on the basis of prices determined in good faith in accordance with procedures approved by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Such procedures would commonly include pricing on a yield-to-maturity basis as compared with similarly traded fixed income or debt securities. Money market instruments are valued at cost, which approximates market value unless the Board of Trustees determines that such is not a fair value. The sale of common shares of any series fund will be suspended during periods when the determination of its NAV is suspended pursuant to rules or orders of the SEC, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

                               Purchase of Shares

Initial Purchases: Investors may begin an investment in Fund shares with $1,500 by simply completing and signing the Fund's application form. The $1,500 minimum is reduced to $200 for those new accounts participating in the Automatic Investment Plan (AIP). Accounts can only be opened by U.S. citizens with a valid tax identification number and permanent U.S. street address. Return the form to:
MUHLENKAMP FUND, c/o U.S. Bancorp Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701, along with a check made payable to the "MUHLENKAMP FUND". Third party checks, credit cards and cash will not be accepted. A copy of the application form is included as part of the Fund's Prospectus and is available to prospective investors upon request by calling (800) 860-3863. The offering price of such purchases will be at the NAV per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the NAV determination as of the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Fund.


The Fund may waive its minimum investment requirement for employer sponsored retirement plan assets that are administered through omnibus account arrangements. The Fund also reserves the right to close such omnibus accounts in the event that the $1,500 minimum account requirement is not met over a reasonable period of time.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after an authorized broker accepts them, or the broker's authorized designee.

Minimum Requirements: By November 30th of each year, all accounts must have investments totaling $1,500 or more; or an account balance greater than $1,500; or be enrolled in the AIP. Accounts that do not meet one of these three criteria will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made and sent by mail to MUHLENKAMP FUND, c/o U.S. Bancorp Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701. Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by telephone by calling (800) 860-3863. All subsequent purchases must be made with no less than $50, which is also the minimum for participating in the Automatic Investment Plan. (See
Automatic Investment Plan.) These minimum requirements also apply to IRAs, Retirement Accounts and UGMA Accounts and such amounts shall be due and payable in good funds to the Fund on the purchase date. Third party checks, credit cards, and cash will not be accepted. No sales charge shall be made for subsequent Purchases.

Reinvestments: The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the requested fund series at an NAV as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested at an NAV of $53.55 per share will purchase 18.674 shares.)

Issuance of Share Certificates: The Fund does not issue share certificates, unless specifically requested. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are strongly encouraged to have all shares held in an account maintained by the Fund itself, as is the custom within the mutual fund industry.

Automatic Investment Plan: The Automatic Investment Plan (AIP) allows shareholders to authorize the Muhlenkamp Fund to debit their bank account for the purchase of Muhlenkamp Fund shares. Investments can be made at least monthly by automatically deducting $50 or more from the shareholder's bank account. In order to participate in the AIP an account in the Muhlenkamp Fund must be opened with a minimum of $200 (IRAs included) and an application for automatic investment must be completed. Cancellation of the AIP or changes to the amount or frequency of the automatic purchase may be made at any time by notifying the Muhlenkamp Fund in writing at least 5 days before the order is effective.

Shares will be purchased at the price next determined following acceptance of funds by the Muhlenkamp Fund. The Muhlenkamp Fund will send a confirmation for every transaction, and a debit entry will appear on the shareholder's bank statement. In the event of a cancellation of any purchase due to uncollected funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. For tax purposes, Automatic Investment Plan contributions will be reported as current year contributions.


To establish an AIP for a Muhlenkamp Fund account, complete the Muhlenkamp Fund Automatic Investment Plan Application and include a voided, unsigned check or a savings deposit/withdrawal slip from the bank account to be debited. This service will become effective 15 days after the Muhlenkamp Fund accepts the Automatic Investment Plan Application in good order.


                              Redemption of Shares


Shareholders may sell all or a portion of their shares to the Fund on any day a NAV is calculated and such redemptions will be made in the manner as described in detail in the Fund's Prospectus dated March 1, 2003. All normal voluntary, involuntary or Systematic Withdrawal redemptions are subject to the terms and conditions as set forth in the Prospectus.


If share certificates are issued for any reason and are held by a shareholder requesting the Fund to redeem shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer. The share certificates must be signed and contain a proper signature guarantee by an official of a commercial bank or an NYSE member firm, before redemption can take place and payment for shares made to any redeeming shareholder. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.


Shareholders participating in the AIP may have the proceeds of their redemption deposited directly into the account previously designated on the Automatic Investment Plan Application. Under most circumstances, payments will be transmitted on the third business day or no later than 7 calendar days following receipt by the Muhlenkamp Fund of a valid request for redemption.


                            Federal Income Tax Status

It is intended that the Fund qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. The Fund has so qualified in each of its fiscal years. To qualify, the Fund must: (1) Make an election to be a regulated investment company; (2) Invest and re-invest so that at least 90 percent of its gross income is derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks or securities; (3) Satisfy certain diversification requirements with respect to its assets at the close of each quarter of the taxable year; and (4) Distribute to its shareholders substantially all of its ordinary and capital gain net income.

If the Fund fails to qualify as a regulated investment company under subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

As a regulated investment company, dividends paid out as distributions to Fund shareholders are derived from interest and dividends the Fund receives and from any net capital gains the Fund may realize during the calendar year. Dividends derived from investment income are taxable to shareholders at ordinary income tax rates when received, regardless of whether received as cash or as additional shares. The information Fund shareholders will require in order to correctly report the amount and type of dividends and distributions on their tax returns will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing a calendar year tax return. To avoid the Fund having to withhold a portion of your dividends, it is necessary that you supply the Fund with needed information, including a valid, correct Social Security or Tax Identification Number.


                                Capital Structure

Under the terms of the Trust Agreement, each Fund shareholder has one vote per share of beneficial interest in the Trust. A majority of shares, voting in accordance with the terms as set forth in the Trust Agreement and Bylaws: (1) elects a majority of Fund Trustees; (2) must approve advisory contracts; (3) can terminate the Trust; and 4) generally holds powers to determine and/or approve or disapprove fundamental Fund policies. Required shareholder approvals shall be obtained at annual or special meetings duly called and held for such purposes. Trustees are elected to office for an indefinite term and are charged with the responsibility of over-seeing the day to day operation and affairs of the Fund for shareholders. Trustees may appoint persons to fill vacancies without a meeting or shareholder approval, so long as two-thirds of Trustees then serving have been elected by shareholders.

                                Performance Data


Average Total Return: The average total return quotations for 1, 3, 5 and 10 years ending on 12/31/2002 are as follows:


It equates the initial amount to the Ending Redeemable Value: P(1+T)^(n) = ERV.

     Where:
                   "P"    =     Represents a hypothetical initial investment
                                of $1,000;
                   "T"    =     Represents average annual total return;
                   "n"    =     Represents the number of years; and
                   "ERV"  =     Represents  the Ending  Redeemable  Value at the
                                end of applicable 1, 5, and 10-year periods, or fraction thereof.


                              Average Total Return

-------------------------- ----------------- ----------------- ---------------------------------
                                              Average Annual       Ending Redeemable Value
         Period            Initial Purchase       Return                 (12/31/2002)
-------------------------- ----------------- ----------------- ---------------------------------
         1 Year                 $1,000          -19.92%                     $  801
    (since12/31/2001)
         3 Years                $1,000            3.14%                     $1,097
   (since 12/31/1999)
         5 Years                $1,000            4.76%                     $1,262
   (since 12/31/1997)
        10 Years                $1,000           12.29%                     $3,186
   (since 12/31/1992)
-------------------------- ----------------- ----------------- ---------------------------------



The Fund measures performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Fund at the NAV at the beginning of the period. Each dividend or other distribution paid by the Fund during such period is assumed to have been reinvested at the NAV on the reinvestment date. The shares then owned as a result of this process are valued at the NAV at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Fund's total return shows its overall dollar or percentage change in value, including changes in share price and assuming the Fund's dividends and capital gains distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year by-year results.

Calendar Year Average Annual Total Return (after Taxes on Distributions): The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

     Where:
                   "P"       =      Represents a hypothetical initial investment
                                    of $1,000;
                   "T"       =      Represents average annual total return;
                   "n"       =      Represents the number of years; and
                   "ATV(D)"  =      Represents  the  ending  value of the
                                    hypothetical  initial  investment
                                    after taxes on distributions, not
                                    after taxes on redemption. Dividends
                                    and other distributions are assumed
                                    to be reinvested in shares at the
                                    prices in effect on the reinvestment
                                    dates. ATV(D) will be adjusted to
                                    reflect the effect of any absorption
                                    of Fund expenses by the Investment
                                    Adviser.

                    Calendar Year Average Annual Total Return
                         (after Taxes on Distributions)
-------------------------- ----------------- ----------------- ---------------------------------
                                              Average Annual       Ending Redeemable Value
         Period            Initial Purchase       Return                 (12/31/2002)
-------------------------- ----------------- ----------------- ---------------------------------
         1 Year                 $1,000           -19.92%                    $  801
    (since12/31/2001)
         3 Years                $1,000             2.80%                    $1,086
   (since 12/31/1999)
         5 Years                $1,000             4.45%                    $1,243
   (since 12/31/1997)
        10 Years                $1,000            11.93%                    $3,087
   (since 12/31/1992)
-------------------------- ----------------- ----------------- ---------------------------------



After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your situation and may differ from those shown. Furthermore, the after tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Average Annual Total Return (after Taxes on Distributions and Redemption): The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:


                             P (1+ T)^(n) = ATV(DR)


     Where:
                   "P"       = Represents a hypothetical initial investment
                               of $1,000;
                   "T"       = Represents average annual total return;
                   "n"       = Represents the number of years; and
                   "ATV(DR)" = Represents the ending redeemable value of the
                               hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

                    Calendar Year Average Annual Total Return
                 (after Taxes on Distributions and Redemptions)
------------------------ ----------------- ----------------- ---------------------------------
                                            Average Annual       Ending Redeemable Value
         Period          Initial Purchase       Return                 (12/31/2002)
------------------------ ----------------- ----------------- ---------------------------------
         1 Year               $1,000           -12.23%                    $  878
    (since12/31/2001)
         3 Years              $1,000             2.54%                    $1,078
   (since 12/31/1999)
         5 Years              $1,000             3.87%                    $1,209
   (since 12/31/1997)
        10 Years              $1,000            10.50%                    $2,714
   (since 12/31/1992)
------------------------ ----------------- ----------------- ---------------------------------



After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

                              Financial Information


The Fund's most current financial statements are incorporated by reference from the Fund's 2002 Annual Report, as filed with the SEC, into this Statement of Additional Information. The 2002 Annual Report will be furnished without charge upon request by calling or writing the investment adviser for the Fund at the address on the cover of this Statement of Additional Information. The annual report contains further information about the Fund's performance.

The Fund will mail a Semi-Annual report to shareholders maintaining an active account on June 30th of each fiscal year. Annual reports will be mailed to shareholders maintaining an active account on December 31st of each fiscal year. The Fund will not mail duplicate financial reports and prospectuses to shareholders having the same address of record. Shareholders can obtain additional copies of the financial reports and prospectus by calling or writing the investment adviser for the Fund at the address on the cover of this Statement of Additional Information.


                             Other Service Providers

Fund Administration

U.S. Bancorp Fund Services, LLC ("USBFS") serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Fund. As such USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.


Under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of 7 basis points (0.07%) on the first $350 million, 6 basis points (0.06%) on the next $400 million and 4 basis points (0.04%) on the balance of the daily average net assets of the Fund. Fees are billed to the Fund on a monthly basis. During the fiscal years ended December 31, 2000, 2001, and 2002 the Fund incurred the following fees payable to USBFS pursuant to the Fund Administration Servicing Agreement:



------------------------------------------------------------------------
                       Fund Administration Fees
                (incurred for fiscal years ended 12/31)
------------------------------------------------------------------------
         2000                     2001                    2002
         ----                     ----                    ----
       $126,537                 $247,388                $411,426
------------------------ ----------------------- -----------------------


Fund Accounting and Transfer Agent

U.S. Bancorp Fund Services, LLC, serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accounting fee which will be billed on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee which will be billed on a monthly basis.

Custodian


The Custodian for the Fund is U.S. Bank, National Association, 425 Walnut Street, Cincinnati, OH 45201. As Custodian, U.S. Bank, National Association holds all of the securities and cash owned by the Fund.


Independent Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 serves as the independent accountants for the Fund.

                                    Appendix


Bond Rating Categories as Defined by Standard & Poor's (S&P's) are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

"A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligor;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA - Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.

NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy."


                                  WEXFORD TRUST
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  Declaration of Trust - Declaration of Trust*

(b)  Bylaws *

(c)  Instruments   Defining  Rights  of  Security  Holders  --  Incorporated  by
     reference to the Declaration of Trust and Bylaws.

(d)  Advisory Agreement*

(e)  Underwriting Agreement - Filed Herewith.

(f)  Bonus or Profit Sharing Contracts - Not applicable.

(g)  Custody Agreement*

(h)  Other Material Contracts

     (i)  Fund Administration Servicing Agreement*

     (ii) Transfer Agent Servicing Agreement*

     (iii) Fund Accounting Servicing Agreement*

     (iv) Power of Attorney - Filed Herewith.

(i)  Opinion and Consent of Counsel*

(j)  Consent of Independent Public Accountants - Filed Herewith.

(k)  Omitted Financial Statements - Not applicable.

(l)  Agreement Relating to Initial Capital*

(m)  Rule 12b-1 Plan - Not applicable.

(n)  Rule 18f-3 Plan - Not applicable.

(o)  Reserved.

(p)  Code of Ethics for Adviser and Registrant*

* Filed as an exhibit to previously filed Post-Effective Amendments.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION.

     Reference is made to the Registrant's Agreement and Declaration of Trust.

     Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Not applicable.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Quasar Distributors, LLC, the Registrant's principal underwriter, also acts as principal underwriter for the following investment companies:

----------------------------------------- -------------------------------------
          Advisors Series Trust              The Hennessy Mutual Funds, Inc.
----------------------------------------- -------------------------------------
           AHA Investment Funds                      Investec Funds
----------------------------------------- -------------------------------------
     Alpha Analytics Investment Trust              Jacob Internet Fund
----------------------------------------- -------------------------------------
           Alpine Equity Trust                 The Jensen Portfolio, Inc.
----------------------------------------- -------------------------------------
           Alpine Series Trust                        Kenwood Funds
----------------------------------------- -------------------------------------
     Alternative Investment Advisors            Kit Cole Investment Trust
----------------------------------------- -------------------------------------
            Blue & White Fund                  Light Revolution Fund, Inc.
----------------------------------------- -------------------------------------
         Brandes Investment Trust                   The Lindner Funds
----------------------------------------- -------------------------------------
      Brandywine Advisors Fund, Inc.                   LKCM Funds
----------------------------------------- -------------------------------------
           Brazos Mutual Funds            Matrix Asset Advisor Value Fund, Inc.
----------------------------------------- -------------------------------------
     Builders Fixed Income Fund, Inc.              Monetta Fund, Inc.
----------------------------------------- -------------------------------------
            CCM Advisors Funds                        Monetta Trust
----------------------------------------- -------------------------------------
       CCMA Select Investment Trust                    MUTUALS.com
----------------------------------------- -------------------------------------
        Country Mutual Funds Trust             MW Capital Management Funds
----------------------------------------- -------------------------------------
            Cullen Funds Trust                       Optimum Q Funds
----------------------------------------- -------------------------------------
          DAL Investment Company               PIC Investment Trust Funds
----------------------------------------- -------------------------------------
         Dow Jones Islamic Index            Professionally Managed Portfolios
----------------------------------------- -------------------------------------
              Everest Funds                     Prudent Bear Mutual Funds
----------------------------------------- -------------------------------------
        First American Funds, Inc.                Purisima Funds Trust
----------------------------------------- -------------------------------------
First American Insurance Portfolios, Inc.            Quintara Funds
----------------------------------------- -------------------------------------
  First American Investment Funds, Inc.               Rainier Funds
----------------------------------------- -------------------------------------
   First American Strategy Funds, Inc.              SEIX Funds, Inc.
----------------------------------------- -------------------------------------
             FFTW Funds, Inc.                 TIFF Investment Program, Inc.
----------------------------------------- -------------------------------------
         Fort Pitt Capital Funds               Thompson Plumb Funds, Inc.
----------------------------------------- -------------------------------------
           Glenmede Fund, Inc.            TT International U.S.A. Master Trust
----------------------------------------- -------------------------------------
       Harding, Loevner Funds, Inc.                   Wexford Trust
----------------------------------------- -------------------------------------
         The Hennessy Funds, Inc.                     Zodiac Trust
----------------------------------------- -------------------------------------

     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal    Position and Offices with    Positions and Offices
Business Address      QuasarDistributors, LLC      with Registrant
------------------    -------------------------    ---------------------
------------------    -------------------------    ---------------------
James R. Schoenike    President, Board Member      None
------------------    -------------------------    ---------------------
------------------    -------------------------    ---------------------
Donna J. Berth        Treasurer                    None
------------------    -------------------------    ---------------------
------------------    -------------------------    ---------------------
Joe Redwine           Board Member                 None
------------------    -------------------------    ---------------------
------------------    -------------------------    ---------------------
Bob Kern              Board Member                 None
------------------    -------------------------    ---------------------
------------------    -------------------------    ---------------------
Eric W. Falkeis       Board Member                 None
------------------    -------------------------    ---------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
--------------------------------------------------------------------------------

     (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:                            Are located at:
-------------------                             ---------------
Registrant's Fund Administrator, Transfer       U.S. Bancorp Fund Services, LLC
Agent and Fund Accountant                       615 East Michigan Street
                                                Milwaukee, WI  53202

Registrant's Investment Adviser                 Muhlenkamp & Co., Inc.
                                                3000 Stonewood Drive, Suite 310
                                                Wexford, PA 15090-8388

Registrant's Custodian                          U.S. Bank, National Association
                                                425 Walnut Street
                                                Cincinnati, OH  54202

ITEM 29.  MANAGEMENT SERVICES NOT DISCUSSED IN  PARTS A AND B.

     Inapplicable

ITEM 30.  UNDERTAKINGS.

     Not  applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Wexford and the State of Pennsylvania on the 18th day of February, 2003.


                                  WEXFORD TRUST


                          By: /s/ Ronald H. Muhlenkamp
                              ------------------------
                              Ronald H. Muhlenkamp


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on February 18, 2003.

Signature                                Title
---------                                -----

/s/ Ronald H. Muhlenkamp
---------------------------              President and Trustee
Ronald H. Muhlenkamp

Alfred E. Kraft*
---------------------------              Independent Trustee
Alfred E. Kraft

Terrence McElligott*
---------------------                    Independent Trustee
Terrence McElligott

James S. Head*
---------------------------              Vice President and Treasurer
James S. Head

/s/ Ronald H. Muhlenkamp
------------------------
Ronald H. Muhlenkamp Attorney-in-Fact pursuant to the
Power of Attorney Filed Herewith.


EXHIBIT INDEX

Exhibit                                                       Exhibit No.
-------                                                       -----------

Distribution Agreement between Wexford Trust                  EX-99.e.
and Quasar Distributors, LLC
Power of Attorney                                             EX-99.h.4.
Consent of PricewaterhouseCoopers LLP                         EX-99.j.